UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2020 (July 8, 2020)

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2020, Majesco terminated the services of Wayne Locke as Chief Financial Officer of Majesco effective immediately. Majesco has initiated a search to identify a successor Chief Financial Officer with the assistance of an executive search firm.

Pursuant to the terms of Mr. Locke’s employment agreement, Mr. Locke shall receive two weeks of notice pay and, as severance, six months of his base salary together with a prorated portion of his annual bonus.

Effective as of July 8, 2020, Majesco appointed Farid Kazani to serve as Interim Chief Financial Officer of Majesco.

Farid Kazani served as Chief Financial Officer and Treasurer of Majesco from 2011 until April 2019. In addition, Mr. Kazani has served as Group CFO and Director of Finance of Mastek Limited from 2009 until June 2015. Mr. Kazani serves as a Managing Director of Majesco Limited. Mr. Kazani led the demerger of Mastek Limited’s insurance-related business which was completed in June 2015. Mr. Kazani has led acquisitions by Majesco and the listing of Majesco on NYSE American. Prior to joining Mastek Limited, Mr. Kazani served as CFO — India and Global Financial Controller for Firstsource Solutions Ltd., an IT-enabled services and business process outsourcing firm, where, among other things, he played a central role in the company’s initial public offering in 2007. Mr. Kazani’s earlier experience also includes positions with a number of large businesses in India, including RPG Enterprises, BPL Mobile, Marico Industries Ltd, Piramal Enterprises Ltd and National Organic Chemical Industries Ltd. Mr. Kazani has over 29 years of professional experience with core competencies in mergers and acquisitions, business restructuring, capital raising, strategic business planning, treasury management, partnership and divestments. He earned a Bachelor’s of Commerce from Mumbai University and holds qualifications as a Member of the Institute of Cost Accountants of India (Grad. CWA) and The Institute of Chartered Accountants of India (ICAI).

There are no family relationships between Mr. Kazani and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Kazani and any other persons pursuant to which Mr. Kazani was appointed an executive officer of the Company. Aside from his employment as Managing Director of Majesco Limited, there are no related party transactions involving Mr. Kazani that are reportable under Item 404(a) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO

Date: July 13, 2020	By:	/s/ Adam Elster
Adam Elster, Chief Executive Officer